UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                         ESPEY MFG. & ELECTRONICS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          4)   Date Filed:

________________________________________________________________________________

                         ESPEY MFG. & ELECTRONICS CORP.



                       -----------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY 4, 2000
                       -----------------------------------




                                                               December 6, 1999,

To the Shareholders of

     ESPEY MFG. & ELECTRONICS CORP.:

     You are cordially invited to attend the Annual Meeting of Shareholders of Espey Mfg. & Electronics Corp., which will be held at the Holiday Inn, South Broadway and Route 50, Saratoga Springs, New York, on January 4, 2000, at 9:30 a.m., Eastern Standard Time, for the following purposes:

     1. To elect three Class C directors to serve for a three year term or until their respective successors are duly elected and qualify;

     2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending June 30, 2000;

     3. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 2,250,000 shares to 10,000,000 shares;

     4. To consider and vote upon a proposal to adopt the Company's 2000 Stock Option Plan; and

     5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on November 26, 1999, as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, said meeting or any adjournment thereof. The books for transfer of the Company's capital stock will not be closed.

     Even if you expect to attend the meeting in person, it is urged by the Company that you mark, sign, date and return the enclosed proxy. The proxy may be revoked at any time before it is voted and shareholders who execute proxies may nevertheless attend the meeting and vote their shares in person. Every properly signed proxy will be voted as specified unless previously revoked.


                                     By Order of the Board of Directors,


                                             PEGGY A. MURPHY
                                                Secretary


     Please make your specifications and sign and date the enclosed proxy and mail it promptly in the accompanying addressed and postage-free envelope.

                         ESPEY MFG. & ELECTRONICS CORP.
                               233 Ballston Avenue
                        Saratoga Springs, New York 12866

                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of Espey Mfg. & Electronics Corp. (the "Company") for use in voting at the Annual Meeting of the Shareholders of the Company to be held at the Holiday Inn, South Broadway and Route 50, Saratoga Springs, New York, on January 4, 2000, at 9:30 a.m., Eastern Standard Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Meeting. It is anticipated that the Notice of Annual Meeting of Shareholders, this Proxy Statement and the form of proxy will be mailed on or about December 6, 1999.

Voting and Revocability of Proxies

     Every properly dated, executed and returned proxy will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares represented by such proxy will be voted: (i) for the election of Class C directors nominated by the Board of Directors, (ii) for ratification of the appointment of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending June 30, 2000, (iii) for the proposal to amend to the Company's Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 2,250,000 shares to 10,000,000 shares and (iv) for the proposal to adopt the Company's 2000 Stock Option Plan. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting thereof by voting in person at the Annual Meeting, by giving written notice to the Secretary prior to the Annual Meeting, or by signing and delivering a new proxy card bearing a later date.

     The Company's only class of voting securities is its Common Stock, par value $.33-1/3 per share (the "Common Stock"). Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. In accordance with the Company's By-Laws and applicable state law, the election of directors will be determined by a plurality of the votes cast by the holders of shares of Common Stock present and entitled to vote thereon, in person or by proxy, at the Annual Meeting. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-vote") will not be counted. Cumulative voting in connection with the election of directors is not permitted. In accordance with the Company's By-Laws and applicable state law, the affirmative vote of shares representing a majority of the votes cast by the holders of shares present and entitled to vote is required to approve the other matters to be voted on at the Annual Meeting. Shares which are voted to abstain and broker non-votes are not counted as votes cast on any matter to which they relate.

     The By-Laws of the Company provide that the majority of the shares of the Common Stock of the Company issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the Annual Meeting. Shares which are voted to abstain are considered as present at the Annual Meeting for the purposes of determining a quorum. Broker non-votes are considered as not present at the Annual Meeting for the purposes of determining a quorum.

Record Date and Share Ownership

     Only holders of Common Stock of record on the books of the Company at the close of business on November 26, 1999 will be entitled to vote at the meeting. There were outstanding and entitled to vote on November 26, 1999, 1,048,631 shares of Common Stock.

                              ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall consist of three classes of directors (Class A, Class B and Class C) with overlapping three-year terms. One class of directors is to be elected each year for a term extending to the third succeeding Annual Meeting after such election or until their respective successors are duly elected and qualify. The term of the three Class C directors expire at the current Annual Meeting. The Board of Directors has nominated three persons to stand for election as Class C directors.

     The votes will be cast pursuant to the enclosed proxy for the election of each of the Class C nominees named below unless specification is made withholding such authority. Each of the nominees is presently a director of the Company and was previously elected a director by the shareholders. Should any of said nominees for Class C directors become unavailable, which is not anticipated, the proxies named in the enclosed proxy will vote for the election of such other persons as the Board of Directors may recommend. Proxies may not be voted for a greater number of persons than the nominees named.

     The names and business experience for the past five years of the three persons who have been nominated by the Board of Directors to stand for election as Class C directors at the Annual Meeting and the remaining directors whose terms are continuing until the 2000 or 2001 Annual Meeting appear below.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES FOR CLASS C DIRECTOR.

           NOMINEES FOR CLASS C DIRECTORS -- TO SERVE AS DIRECTORS FOR
              A THREE YEAR TERM EXPIRING AT THE 2002 ANNUAL MEETING

                                                                                                                 Period to
                                              Offices and                                                           Date
                                            Positions Held               Principal Occupation                    Served as
       Name                   Age            with Company                    or Employment                       Director
--------------------------------------------------------------------------------------------------------------------------
Paul J. Corr                  55                 --               Certified Public Accountant and a                1992
                                                                  Professor of Business, Skidmore College,
                                                                  in Saratoga Springs, NY, since 1981, currently
                                                                  holding the position of Associate Professor;
                                                                  Mr. Corr is also a shareholder  in the Latham,
                                                                  New York  accounting firm of Rutnik, Matt &
                                                                  Corr, P.C.

Barry Pinsley (1)             57        Non-Executive Officer     Certified Public Accountant who for five         1994
                                                                  years acted as a consultant to the Company
                                                                  prior to his election as a Vice President-
                                                                  Special Projects on March 25, 1994.
                                                                  On December 6, 1997, Mr. Pinsley was
                                                                  elected to the position of Vice President-
                                                                  Investor Relations and Human Resources,
                                                                  from which he resigned on June 9, 1998.
                                                                  Mr. Pinsley has been a practicing
                                                                  Certified Public Accountant in Saratoga
                                                                  Springs, New York since 1975.

Michael W. Wool               53                 --               Attorney engaged in private practice of          1990
                                                                  law and partner of the law firm of
                                                                  Langrock, Sperry & Wool, in Burlington, VT
                                                                  for more than the past five years

                       CLASS A DIRECTORS -- SERVING FOR A
               THREE YEAR TERM EXPIRING AT THE 2000 ANNUAL MEETING

                                                                                                                 Period to
                                              Offices and                                                          Date
                                            Positions Held               Principal Occupation                    Served as
       Name                   Age            with Company                   or Employment                        Director
---------------------------------------------------------------------------------------------------------------------------
Howard Pinsley (1)            59          President, Chief        Howard Pinsley for more than the past five       1992
                                          Executive Officer       years has been employed by the Company
                                          and Treasurer           on a full-time basis as Program Director
                                                                  prior to being elected Vice President-
                                                                  Special Power Supplies on April 3, 1992.
                                                                  On December 6, 1996,  Mr.  Pinsley was elected
                                                                  to the position of Executive Vice President.
                                                                  On June 9,1998 he was elected to the positions
                                                                  of President and Chief Operating  Officer.
                                                                  Subsequently  he was also elected  Treasurer
                                                                  and became the Chief Executive Officer.

CLASS A DIRECTORS -- SERVING FOR A
THREE YEAR TERM EXPIRING AT THE 2000 ANNUAL MEETING

                                                                                                                 Period to
                                              Offices and                                                          Date
                                            Positions Held               Principal Occupation                    Served as
       Name                   Age            with Company                   or Employment                        Director
---------------------------------------------------------------------------------------------------------------------------
Alvin O. Sabo                 56                --                Attorney engaged in private practice of          1999
                                                                  law and Senior  Partner of the law firm
                                                                  of Donohue,  Sabo,  Varley &  Armstrong,
                                                                  P.C. in Albany, NY since 1980. Prior to
                                                                  that position, he was Assistant Attorney
                                                                  General, State of New York, Department of
                                                                  Law for eleven years.

Carl Helmetag                 51                 --               President and CEO of UVEX Inc. in                1999
                                                                  Providence, RI. From 1996 to 1999, he was
                                                                  President and CEO of HEAD USA Inc.
                                                                  Prior to that position, Mr. Helmetag was
                                                                  and then Executive Vice President
                                                                  President at Dynastar Inc. from
                                                                  1978 to 1996. He is an MBA graduate
                                                                  from The Wharton School of Business,
                                                                  University of Pennsylvania.

                       CLASS B DIRECTORS -- SERVING FOR A
               THREE YEAR TERM EXPIRING AT THE 2001 ANNUAL MEETING

                                                                                                                   Period to
                                              Offices and                                                            Date
                                            Positions Held               Principal Occupation                      Served as
       Name                   Age            with Company                   or Employment                          Director
------------------------------------------------------------------------------------------------------------------------------
William P. Greene             69          Executive Vice          Prior to his election as Executive Vice            1992
                                          President of            President of Operations on March 1, 1999,
                                          Operations              he was Vice President of Finance for
                                                                  ComCierge, LLC, San Diego, CA, since August
                                                                  1997. Prior to that position, he was
                                                                  Vice President of Operations for Bulk Materials
                                                                  International  Co., Newton, CT, from 1993 to July
                                                                  1997. From 1991 to 1993, Dr. Greene was Associate
                                                                  Professor of Finance and International  Business,
                                                                  Pennsylvania State University in Kutztown,
                                                                  PA. From 1985 to 1990, he was Associate  Dean of
                                                                  the School of Business, United States
                                                                  International University,  San  Diego,  CA.
                                                                  From 1992 to 1995, he was Chairman of the
                                                                  Department of Business,  Skidmore College,
                                                                  Saratoga Springs, NY. Prior  to  that  he had
                                                                  been  employed  as an  officer  for  several
                                                                  financial institutions.

Seymour Saslow                78          Senior Vice             Senior Vice President since December 6,            1992
                                          President               1996. Prior to being elected to his present
                                                                  position, Mr. Saslow served as Vice
                                                                  President-Engineering since April 3, 1992.

                       CLASS B DIRECTORS -- SERVING FOR A
              THREE YEAR TERM EXPIRING AT THE 2001 ANNUAL MEETING

                                                                                                                Period to
                                              Offices and                                                          Date
                                            Positions Held               Principal Occupation                    Served as
       Name                   Age            with Company                   or Employment                        Director
----------------------------------------------------------------------------------------------------------------------------
Gerald B.H. Solomon           69                 --               President and Chief Executive Officer of         1999
                                                                  The Solomon Group, an international
                                                                  consulting firm providing strategic advice
                                                                  and counsel to corporations worldwide.
                                                                  Prior to becoming President of the
                                                                  Solomon Group, he retired from the
                                                                  United States Congress where he served
                                                                  as a congressman from New York State
                                                                  for twenty years.
----------------------------------------------------------------------------------------------------------------------------

(1) Barry Pinsley and Howard Pinsley are cousins. Howard Pinsley and Herbert Potoker, former Treasurer and Principal Financial Officer of the Company, are cousins.

     None of the directors holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Act of 1933 or any company registered as an Investment Company under the Investment Company Act of 1940.

     The only individuals currently considered executive officers of the Company not identified above are:

     Garry M. Jones, 59, Assistant Treasurer and Principal Accounting Officer of the Company since August 4, 1988. He was also the Principal Financial Officer from August 4, 1988 to September 10, 1993. Prior to being elected an officer of the Company, Mr. Jones was employed by the Company on a full-time basis as a Senior Accountant.

     John J. Pompay, Jr., 64, Vice President-Marketing and Sales since December 6, 1996. During the past five years and before being elected to his present position, Mr. Pompay was employed by the Company on a full-time basis as Director of Marketing and Sales.

     Peggy Murphy, 41, Secretary of the Company since December 11, 1998. She has been employed by the Company as Director of Human Resources since October 1998.

     David A. O'Neil, 34, Controller and Assistant Treasurer since November 16, 1998. Mr. O'Neil is a Certified Public Accountant who, prior to joining the Company, was a Senior Manager at the accounting firm of KPMG LLP.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the Company's fiscal year ended June 30, 1999, the Board of Directors held a total of 11 meetings, and each director then in office attended at least 75% of such meetings.

     The Board has a standing Audit Committee whose members are Paul J. Corr, Chairman, Barry Pinsley and Michael W. Wool. The functions of this Committee include reviewing the engagement of the independent accountants, the scope and timing of the audit and any non-audit services to be rendered by the independent accountants, reviewing with the independent accountants and management the Company's policies and procedures with respect to internal auditing, accounting and financial controls, and reviewing the report of the independent accountants upon completion of its audit. During the fiscal year ended June 30, 1999, the Committee held 11 meetings, and each Committee member attended at least 75% of such meetings.

     There is no standing nominating or compensation committee of the Board of Directors, or committees performing similar functions.

                            COMPENSATION OF DIRECTORS

     The Company's current arrangement compensates each director of the Company an annual fee in the amount of $10,000 for being a member of the Board of Directors. Each Director that also serves as a member of the Audit Committee is compensated an additional annual fee of $5,000. These fees are paid monthly to the Directors. Paul J. Corr and Barry Pinsley were paid $3,774, and $28,456, respectively, for additional services in connection with their duties as directors for the fiscal year ended June 30, 1999. Effective April 1, 1999 employees of the Company that also serve on the Company's Board of Directors or any committee thereof do not receive director's fees.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table summarizes the annual compensation for each of the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997 received by
(i) all persons serving as the Company's Chief Executive Officer (or acting in a similar capacity) and (ii) the other three highest paid executive officers of the Company who were such as of June 30, 1999:

                           SUMMARY COMPENSATION TABLE

          Name and                                                  Annual Compensation                    All Other
     Principal Position               Fiscal Year              Salary                 Bonus             Compensation(1)
-----------------------------------------------------------------------------------------------------------------------
     Howard Pinsley                      1999                  $127,700             $     0                 $11,492
       President, Chief Executive        1998                  $120,125             $25,000                 $15,961
       Officer and Treasurer             1997                  $109,600             $25,000                 $16,455

     Seymour Saslow                      1999                  $124,625             $     0                 $10,568
       Senior Vice President             1998                  $119,625             $25,000                 $15,024
                                         1997                  $117,075             $25,000                 $15,353

     Herbert Potoker (2)                 1999                  $ 98,475             $     0                 $ 8,612
       Former Treasurer and              1998                  $113,226             $25,000                 $12,314
       Principal Financial               1997                  $109,855             $25,000                 $13,289
       Officer

     John J. Pompay, Jr.                 1999                  $189,399             $     0                 $ 8,679
       Vice President-Sales              1998                  $176,297             $     0                 $12,314
       and Marketing                     1997                  $172,963             $     0                 $13,289
-----------------------------------------------------------------------------------------------------------------------

(1) Represents (a) the cash and market value of the shares allocated for the respective fiscal years under the Company's Employee Retirement Plan and Trust (the "ESOP") to the extent to which each named executive officer is vested, and (b) directors' fees except for Mr. Potoker and Mr. Pompay. Effective April 1, 1999 employees of the Company that also serve on the Company's Board of Directors or any committee thereof do not receive director's fees.

(2) Represents wages as both an executive officer and non-executive officer. Mr. Potoker resigned as Treasurer and Principal Financial Officer on December 31, 1998.

Insurance

     The executive officers of the Company are covered under group life and medical and health plans which do not discriminate in favor of the officers or directors of the Company and which are available generally to all salaried employees.

     The Company maintains insurance coverage, as authorized by Section 727 of the New York Business Corporation Law, providing for (a) reimbursement of the Company for payments it makes to indemnify officers and directors of the Company, and (b) payment on behalf of officers and directors of the Company for losses, costs and expenses incurred by them in any actions.

                              EMPLOYMENT CONTRACTS

     The Company has entered into an employment contract with John J. Pompay Jr. in connection with his duties as Vice President-Marketing and Sales. The contract is effective as of January 4, 1999 and terminates on December 31, 1999 subject to a one year option. The contract provides for a minimum base annual salary of $117,000 plus commissions at the rate of 3% on all payments received by the Company against Mr. Pompay's open orders booked up to and including December 31, 1996, and 1% on all payments received against orders booked by the Company between January 1, 1997 and December 31, 1998. The contract further provides that if Mr. Pompay's employment is terminated by the Company prior to the expiration date, other than for cause, he will continue to receive his full salary for six months after the termination date and the Company will pay him commissions due on all orders when payment is received. The contract also provides for a restrictive covenant of non-competition by Mr. Pompay for a period of two years upon termination for cause or termination of the contract by Mr. Pompay.

     As part of a management succession plan as implemented by the Board of Directors in June 1998, the Company entered into agreements with the following then named executive officers: Joseph Canterino, Barry Pinsley, Seymour Saslow and Herbert Potoker. The contracts provide for the resignation of the above officers from their positions as executive officers and for them to be compensated in accordance with their respective agreements. The effective date of the resignations of Mr.

Canterino and Mr. Barry Pinsley as executive officers was June 9, 1998. The effective date of the resignation of Mr. Potoker as an executive officer was December 31, 1998. The effective date of the resignation of Mr. Saslow as an executive officer is December 31, 1999. The compensation to be paid under the agreements is $1,000 per week for Messrs. Canterino, Saslow and Potoker and $500 per week for Mr. Pinsley during such two year period. In the event of a named executive officer's death, the Company is obligated to continue the payments as scheduled under the terms of the agreements.

     All of the named executive officers' contracts contain a restrictive covenant regarding non-competition with the Company during the term of the agreement and for a period of five years after the termination of the agreement and an agreement regarding the treatment of confidential information.

                          EMPLOYEE STOCK OWNERSHIP PLAN

     The Board of Directors of the Company adopted on June 2, 1989 effective as of July 1, 1988, and thereafter amended and restated on June 30, 1994, an Employee Retirement Plan and Trust (the "ESOP") to provide retirement benefits to eligible employees of the Company including officers and to enable such employees to share in the ownership of the Company. The ESOP used the proceeds of a loan from the Company to purchase on June 5, 1989 from the Company 316,224 shares of the Company's Common Stock for approximately $8.4 million and the Company on the same date contributed $397,500 to the ESOP which was used by the ESOP to purchase from the Company 15,000 shares of the Company's Common Stock. The loan from the Company to the ESOP is repayable in annual installments of $1,039,065 including interest at the rate of 9% per annum through June 30, 2004.

     The assets of the ESOP are intended to be invested primarily in Common Stock of the Company and it is intended that at all times the ESOP will constitute a qualified plan under the Internal Revenue Code. By providing its employees with a convenient vehicle for accumulating capital for their future economic security, the Company believes that the ESOP will assist it in attracting and retaining capable personnel.

     All employees of the Company, other than those covered under a collective bargaining agreement, who have completed one year of service and are 21 years or older, are eligible to participate in the ESOP. For each plan year the Company's contributions may be paid to the trustee of the ESOP in such amount as may be determined by the Board of Directors, provided, however, that the Company has agreed to make contributions sufficient to discharge the ESOP's loan obligations with respect to its aforementioned purchase of the Company's Common Stock. Contributions by the Company may be paid in cash or in shares of Common Stock of the Company.
No participant is required or permitted to make contributions to the ESOP.

     With each principal and interest payment made by the ESOP on the loan obligation, a portion of the Company's Common Stock purchased with such loan proceeds will be allocated to participating employees. The allocation of the Company stock for any plan year will be credited to each participant's account on the basis of the ratio of such participant's compensation (up to a maximum of $100,000) to the aggregate compensation of all participants in the ESOP for such plan year; provided, however, that for each plan year the annual allocation with respect to any participant may not exceed the lesser of 25% of compensation or $30,000. In addition, a participant's account will be credited annually with a share of the investment earnings and losses of the ESOP, allocated in a manner similar to the above. Forfeitures will likewise be allocated among the remaining participants in a similar manner.

     As of June 30, 1999, there were 167,632 shares of the Company's Common Stock in the ESOP allocated to participants, of which 6,000 shares were allocated to Herbert Potoker, 6,006 shares were allocated to John J. Pompay, Jr., 5,687 shares were allocated to Howard Pinsley, 5,655 shares were allocated to Seymour Saslow and 2,404 shares were allocated to Barry Pinsley.

     The trustee for the ESOP will vote the shares of the Company's Common Stock in accordance with instructions received from participants with respect to shares allocated to their respective accounts, and in accordance with instructions received from the plan administrator appointed by the Company with respect to shares not allocated to participants and with respect to shares allocated to participants for which voting instructions are not received from participants.

     Generally, no benefits are vested until the completion of three continuous years of service with the Company, as defined by the plan. At that time a participant's interest will be 20% vested; such vested interest will increase by 20% for each additional year of continuous service and will reach 100% after seven years. Upon death or upon attaining Normal Retirement Age, a participant will become 100% vested.

     At retirement, termination, death or permanent disability, a participant will be entitled to his or her vested benefit. Distribution of vested benefits will be made in accordance with the terms of the plan and in accordance with the Internal Revenue Code. Subject to certain exceptions, distributions must begin no later than April 1 following the calendar year in which the participant reaches age 70-1/2, even if the participant does not retire.

                          SECURITY OWNERSHIP OF CERTAIN
                                BENEFICIAL OWNERS

     The following table sets forth information regarding ownership of the Company's outstanding Common Stock as of November 15, 1999 by each person or group who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock.

                                                                            Amount and                            Percent
                   Name of                                                   Nature of                              of
              Beneficial Owner                                         Beneficial Ownership                        Class
---------------------------------------------------------------------------------------------------------------------------
Barry Pinsley                                                          2,600.00 -Direct                           7.8641%
  58 Washington Avenue                                                79,865.00 -Indirect(1)
  Saratoga Springs, NY 12866

Dimensional Fund Advisors Inc.                                        74,100.00 -Direct(2)                        7.0664%
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA 90401

Franklin Resources, Inc.                                             108,000.00  -Direct(3)                       10.2991%
  777 Mariners Island Blvd.
  P.O. Box 7777
  San Mateo, CA 94403-7777

The Adirondack Trust Company,                                        267,565.00  -Direct(4)                       25.5156%
  as Trustee of the Company's Employee
  Retirement Plan and Trust
  473 Broadway
  Saratoga Springs, NY 12866

----------
(1) Does not include 2,000 shares of common stock of the Company owned by the spouse of Barry Pinsley, beneficial ownership of which is disclaimed by Mr. Pinsley. The shares listed as indirectly owned by Barry Pinsley are 2,404 shares allocated to him as of June 30, 1999 as a participant in the Company's ESOP and 77,461 shares owned by the trust under the will of Ruth Pinsley of which Mr. Pinsley is trustee. Mr. Pinsley has the right to direct the manner in which such shares are to be voted.

(2) The information as to the number of shares of common stock of the Company that may be deemed beneficially owned by Dimensional Fund Advisors Inc. ("Dimensional") is from the Schedule 13G dated February 11, 1999 filed with the Securities and Exchange Commission (the "SEC"). Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 74,100 shares of Espey Mfg. & Electronics Corp. stock as of December 31, 1998, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares. Dimensional reported sole voting power with respect to 74,100 shares.

(3) The information as to the number of shares of common stock of the Company that may be deemed beneficially owned by Franklin Resources, Inc. ("Franklin") is from the Schedule 13G, dated January 16,1998 filed with the SEC. The Franklin statement indicated that Franklin's investment advisory subsidiary, Franklin Advisory Services, Inc. ("Franklin Advisory") has sole voting and dispositive power with respect to all of the shares of common stock shown in the table above for Franklin. The Franklin statement indicates that the common stock set forth in the table is beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect Franklin investment advisory subsidiaries, including Franklin Advisory. The statement also indicated that it filed the Schedule 13G on behalf of itself, Franklin Advisory, and Franklin's principal shareholders, Charles
     B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders"), all of which are deemed beneficial owners of the shares of common stock shown in the above table for Franklin. Franklin, the Principal Shareholders and Franklin Advisory disclaim any economic interest or beneficial ownership in any of the common stock shown in the table for Franklin.

(4) This information is from the Form 4 dated September 8, 1999 filed with the SEC by the Trustee on behalf of the Company's ESOP. The ESOP Trustee has sole voting power with respect to unallocated common shares owned by the Trust, 105,060 shares as of August 28, 1999, as directed by the Plan Administrator appointed by the Company's Board of

     Directors. As to the common shares allocated to participants, 162,505 shares as of August 28, 1999, the ESOP Trustee has the power to vote such shares as directed by such Plan Administrator to the extent the participants do not direct the manner in which such shares are to be voted.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following information is furnished as of December 1, 1999, as to each class of equity securities of the Company beneficially owned by all the Directors and by Directors and Officers of the Company as a Group:

                        Name of                                          Amount and Nature                           Percent
                   Beneficial Owner                                   of Beneficial Ownership                       of Class
----------------------------------------------------------------------------------------------------------------------------

Paul J. Corr                                                           2,500.00  -Direct                             .2384%

William P. Greene                                                        100.00  -Direct                             .0095%

Michael W. Wool                                                          100.00  -Direct                             .0095%

Barry Pinsley                                                          2,600.00  -Direct                            7.8641%
                                                                       79,865.00 -Indirect(1)(2)(3)

Seymour Saslow                                                           351.00  -Direct                             .5727%
                                                                       5,655.00  -Indirect(1)

John J. Pompay, Jr.                                                    6,006.00  -Indirect(1)                        .5727%

Howard Pinsley                                                        42,134.00  -Direct                            4.5603%
                                                                       5,687.00  -Indirect(1)

Gerald B.H. Solomon                                                      0.00 -  (4)                                 .0000%

Alvin O. Sabo                                                             0.00 - (5)                                 .0000%

Carl Helmetag                                                          1,800.00  -Direct                             .2193%
                                                                         500.00  -Indirect(6)

Garry M. Jones                                                         2,838.00  -Indirect(1)                        .2706%

Peggy Murphy                                                           1,662.00  -Indirect(1)                        .1585%

Officers and Directors as a Group                                      49,585.00 -Direct                           14.4758%
                                                                     102,213.00  -Indirect(7)
----------------------------------------------------------------------------------------------------------------------------

(1) Includes shares allocated to named director or executive officer as of June 30, 1999 as a participant in the Company's ESOP. Each such person has the right to direct the manner in which such shares allocated to him or her are to be voted by the ESOP Trustee.

(2) Excludes 2,000 shares owned by the spouse of Barry Pinsley. Beneficial ownership of the shares is disclaimed by Mr. Pinsley.

(3) Includes 77,461 shares owned by a testamentary trust of Ruth Pinsley, the deceased spouse of Sol Pinsley, former Chairman, President and Chief Executive Officer. As trustee of the trust, Barry Pinsley may be deemed the beneficial owner, as defined in Rule 13d-3, of the shares held by the trust.

(4) Excludes 400 shares owned by the spouse of Gerald B.H. Solomon. Beneficial ownership of the shares is disclaimed by Mr. Solomon.

(5) Excludes 800 shares owned by the spouse of Alvin O. Sabo. Beneficial ownership of the shares is disclaimed by Mr. Sabo.

(6) Includes 500 shares owned by the Molly K. Helmetag Trust. As trustee of the trust, Carl Helmetag may be deemed the beneficial owner, as defined in Rule 13d-3, of the shares held by the trust. Beneficial ownership of the shares held by the trust is disclaimed by Mr. Helmetag.

(7) Includes shares allocated to all directors and executive officers as a group as of June 30, 1999 who participate in the Company's ESOP. Each such person has the right to direct the manner in which such shares allocated to him or her are to be voted by the ESOP Trustee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As previously reported, the Company established and sold to the ESOP Trust on June 5, 1989, 331,224 shares of the Company's treasury stock at a price of $26.50 per share, which purchase price was funded by the Company making a cash contribution and loan. Each year, the Company makes contributions to the ESOP which are used to make loan interest and principal payments to the Company. With each such payment, a portion of the common stock held by the ESOP is allocated to participating employees. As of June 30, 1999, there were 167,632 shares allocated to participants. The loan from the Company to the ESOP is repayable in annual installments of $1,039,605, including interest, through June 30, 2004. Officers of the Company, including those who are also directors, are eligible to participate in the ESOP and to have shares and cash allocated to their accounts and distributed to them in accordance with the terms of the ESOP.

     The Company paid the law firm of Langrock,  Sperry & Wool, of which Michael
W. Wool, a director of the Company, is a partner, a total of $42,000 for legal services during the fiscal year ended June 30, 1999.

                     BOARD OF DIRECTORS' PROPOSAL TO RATIFY
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed the firm of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending June 30, 2000. PricewaterhouseCoopers LLP was engaged by the Company on October 23, 1998. Also upon the recommendation of the Audit Committee, on October 23, 1998, the Board notified KPMG LLP, the Company's independent accountants for the fiscal year ended June 30, 1998, that the Company would not engage them as independent accountants for the fiscal year ended June 30, 1999. During the Company's 1997 and 1998 fiscal years and the subsequent interim period preceding such dismissal, there were no disagreements with KPMG LLP regarding any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Unless otherwise specified by the shareholders, the shares represented by their properly executed proxies will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending June 30, 2000. The Company is advised by said firm that neither PricewaterhouseCoopers LLP nor any of its partners now has, or during the past three years had, any direct financial interest or material indirect financial interest or any connection with the Company.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from shareholders.

     The Audit Committee approved this change of the Company's independent accountants. If the stockholders do not ratify the appointment of
PricewaterhouseCoopers LLP, the Board will consider other independent accountants upon recommendation of the Audit Committee.

     THE  BOARD  OF  DIRECTORS   RECOMMENDS  A  VOTE  FOR  RATIFICATION  OF  THE
APPOINTMENT OF PricewaterhouseCoopers LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR ENDING JUNE 30, 2000.

               BOARD OF DIRECTORS' PROPOSAL TO AMEND THE COMPANY'S
             CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S
       AUTHORIZED COMMON STOCK FROM 2,250,000 SHARES TO 10,000,000 SHARES

     The Company's Certificate of Incorporation presently authorizes the issuance of 2,250,000 shares of common stock, par value $.33-1/3 per share. As of December 1, 1999, 1,514,937 shares of Common Stock were issued (of which 1,048,631 are outstanding and 466,306 are held by the Company as treasury stock).

     Because of the limited number of shares of Common Stock remaining to be issued, on October 29, 1999, the Board of Directors declared it advisable that the Certificate of Incorporation of Espey Mfg. & Electronics Corp., as amended, be further amended, subject to approval by the shareholders, to increase the number of shares of Common Stock that the Company is authorized to issue from 2,250,000 to 10,000,000 shares. The Board recommends that the shareholders approve the amendment of Paragraph "THIRD" of the Company's Certificate of Incorporation so that, as amended, it shall read as follows:

     "The total number of shares which the Company is authorized to issue is 10,000,000 shares of common stock, par value $.33-1/3 per share."

     The affirmative vote of a majority of the outstanding shares of Common Stock is needed to approve the proposed amendment of the Company's Certificate of Incorporation. The shares held in the Company's treasury cannot be voted.

     The Board of Directors believes it is desirable to have the additional shares of Common Stock that would be authorized by the proposed amendment available for issuance in connection with possible future financing transactions, acquisitions of other companies or business properties, stock dividends or splits, employee benefit plans and other proper corporate purposes. Having such authorized shares available will give the Company greater flexibility by permitting such shares to be issued without the expense and delay of a special meeting of shareholders. Such a delay might deprive the Company of the flexibility the Board views as important in facilitating the effective use of the Company's shares.

     The issuance of additional shares of Common Stock could be used to make a change in control of the Company more difficult if the Board caused such shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company and its shareholders. In addition, the availability of the additional shares might discourage an attempt by another person or entity to acquire control of the Company through the acquisition of a substantial number of shares of Common Stock, since the issuance of such shares could dilute the stock ownership of such person or entity.

     The additional shares of Common Stock would be issuable, in the discretion of the Board of Directors, under circumstances the Board believes to be in the best interests of the Company and without further action by the shareholders, unless such action is required by the Certificate of Incorporation or By-Laws of the Company or by applicable law or the rules of any stock exchange on which the Company's securities are listed. The Board does not have any current plans to issue any of the additional shares for any specific purpose.

     The additional shares of Common Stock would become part of the existing class of Common Stock, and the additional shares, when issued, would have the same rights and privileges as the shares of Common Stock now issued. The holders of Common Stock do not presently have pre-emptive rights to subscribe for any of the Corporation's securities and will not have any such rights to subscribe for the additional Common Stock proposed to be authorized.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK FROM 2,250,000 SHARES TO 10,000,000 SHARES.

   BOARD OF DIRECTORS' PROPOSAL TO ADOPT THE COMPANY'S 2000 STOCK OPTION PLAN

     On October 29, 1999, the Board of Directors of the Company adopted, subject to stockholder approval, the 2000 Stock Option Plan of Espey Mfg. & Electronics Corp. (the "2000 Plan"), and reserved 150,000 shares for issuance under the 2000 Plan. A copy of the 2000 Plan is attached hereto as Exhibit A. The Board adopted the 2000 Plan to ensure that the Company can provide equity incentives to employees, directors and other participants at levels determined appropriate by the Board. No stock options have been granted or issued under the 2000 Plan. The size of future awards and the identity of the recipients cannot be determined at this time. It is expected that such determination will be made primarily upon the recommendation of the Chief Executive Officer on the basis of an individual's performance, responsibility, his or her other compensation, his or her retention value to the Company and applicable legal requirements.

     Stockholders are requested in this Proposal to approve the 2000 Plan and to reserve for issuance 150,000 shares. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve the 2000 Plan. The essential features of the 2000 Plan are outlined below:

     The 2000 Plan provides for the grant of options to officers, directors, key employees and consultants of the Company and its subsidiaries. Currently, all of the Company's employees (approximately 205), directors (9 members) and consultants (if any) are eligible to participate in the 2000 Plan. The 2000 Plan will be administered by the Board of Directors unless and until the Board delegates administration to a committee (the "Option Committee") of three or more Board members. It is expected that an Option Committee will administer the 2000 Plan. The Board or Option Committee has the authority to determine to whom, and the time or times at which options will be granted, the number of shares of Common Stock that comprise each option, whether to amend or reduce the exercise price of outstanding options, and the time or times at which each option granted under the 2000 Plan may be exercised; provided, however, that no option may be exercised later than 10 years after the date of grant.

     The 2000 Plan provides for the grant of both "incentive stock options" or "ISOs" and "non-qualified stock options" to acquire the Company's Common Stock. ISOs may only be issued to the Company's employees and non-qualified stock options may be issued to the Company's employees as well as its consultants and directors. ISO's must be granted with an exercise price of no less than the fair market value of Common Stock at the time of grant, but if granted to stockholders owning at least 10% of the Common Stock outstanding, such options will be granted at a price of at least 110% of the fair market value of such Common Stock at the time of grant. When the stock option committee grants an option, it will specify the number of shares subject to the option, the exercise price, the manner of exercise and any vesting or other restrictions. The option exercise price must be paid in full or by exchanging shares of our common stock with a fair market value equal to or less than the total option price plus cash for any difference.

     Consideration for the options to be granted under the Plan is provided by the recipient's past, present and expected future contributions to the Company. No monetary consideration is provided by the recipient with respect to the grant of options.

     Except as may otherwise be provided by the Board or Option Committee as to non-qualified stock options, no option granted under the 2000 Plan is transferable, except in the event of a recipient's death or permanent disability. ISOs may be exercised by the holder (a) while he is an employee of the Company or (b) at such time as designated in the individual option agreement but in no event later than three months after termination of his employment, other than owing to death or permanent disability. In the event of a recipient's death or permanent disability, the recipient's ISOs may be exercised at any time prior to expiration of the ISOs, but in any event no later than one year after the date of his death or permanent disability. In the event of the recipient's death, the ISOs may be exercised by the person entitled to do so under the recipient's will or by the recipient's legal representative. Termination of employment or other relationship with the Company by a holder of non-qualified stock options will have the effect specified in the individual option agreement. The 2000 Plan is not subject to the Employee Retirement Income Security Act of 1974. The 2000 Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended.

     The Board of Directors or the Option Committee may at any time suspend or terminate the 2000 Plan except that (i) no such action may impair the rights of optionees under any option previously granted pursuant to the 2000 Plan and (ii) shareholder approval is required to effect any amendment to or change in the 2000 Plan that would: (a) increase the maximum number of shares which may be acquired pursuant to options granted under the 2000 Plan (except as to adjustments for stock splits through a reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar transaction as provided in the 2000 Plan); (b) change the minimum exercise price of an option; or (c) increase the maximum number of options issuable under the 2000 Plan.

FEDERAL INCOME TAX CONSIDERATIONS

     The discussion which follows is a summary, based on current law, of some of the significant federal income tax considerations relating to options under the 2000 Plan. The following is based upon federal tax laws and regulations as presently in effect and does not purport to be a complete description of the federal income tax aspects of the 2000 Plan.

INCENTIVE STOCK OPTIONS

     No taxable income is recognized by the optionee upon the grant of an incentive stock option under the 2000 Plan. Further, no taxable income will be recognized by the optionee upon exercise of an incentive stock option and no expense deduction will be available to the Company, provided the optionee holds the shares acquired upon such exercise for at least two years from the date of grant of the option and for at least one year from the date of exercise. Any gain on the subsequent sale of the shares will be considered long-term capital gain provided the two-year and one-year holding periods are met. The gain recognized upon the sale of the shares is equal to the excess of the amount realized upon the sale (usually the selling price of the shares) over the exercise price.

Therefore, the net federal income tax effect on an optionee fulfilling the foregoing holding requirements is to defer, until the shares are sold, taxation of any increase in the value of the shares from the exercise price and to treat such gain, at the time of sale, as capital gain rather than ordinary income. However, in general, if the optionee sells the shares within two years from the date of the option grant or within one year from the date of exercise (referred to as a "disqualifying disposition,") the optionee will recognize taxable income at ordinary tax rates in an amount equal to the lesser of (i) the value of the shares on the date of exercise, less the exercise price, and the Company will receive a corresponding business expense deduction. The balance of any gain recognized on a disqualifying disposition will be long-term or short-term capital gain depending upon the holding period of the optioned shares. The special two-year and one-year holding periods for incentive options do not apply to option shares which are disposed of by the optionee's estate or a person who acquired such shares by reason of the death of optionee.

     An employee may be subject to an alternative minimum tax upon exercise of an incentive stock option since the excess of the fair market value of the shares purchased at the date of exercise over the exercise price must be included in alternative minimum taxable income, unless the shares are disposed of in the same year that the option was exercised.

NON-INCENTIVE STOCK OPTIONS

     As in the case of incentive stock options, the grant of a non-incentive stock option will not result in any taxable income to the optionee. However, the tax treatment upon exercise of non-incentive stock options is different. Generally, the optionee will recognize ordinary income when the option is exercised in the amount by which the fair market value of the shares acquired upon exercise of the option on the date of exercise exceeds the exercise price and the Company will be entitled to a corresponding business expense deduction. The income recognized by the optionee is compensation income subject to income tax withholding by the Company.

     The fair market value of the shares on the date of exercise will constitute the tax basis of the shares for computing gain or loss on any subsequent sale. Any gain or loss recognized by the optionee upon the subsequent disposition of the shares will be treated as capital gain or loss and will qualify as long-term capital gain or loss if the shares have been held for the requisite holding period.

SECTION 162(m) OF THE CODE

     Under Section 162(m) of the Internal Revenue Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the Company's Chief Executive Officer or any one of its four other most highly compensated executive officers. Certain performance-based compensation is not subject to the limitation on deductibility. Options can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive for a specified period is stated, and shareholder and Board approval of the plan is obtained. Non-qualified stock options granted with an exercise price less than the fair market value of common stock on the date of grant will not meet such performance-based criteria and, accordingly, the compensation attributable to such options will be subject to the deductibility limitations contained in
Section 162(m) of the Code.

     Under New York's Business Corporation Law, the affirmative vote of the holders of at least a majority of the votes present and entitled to vote at the annual meeting at which a quorum is present is required to approve the Plan. If approved by stockholders, the Plan will take effect on the date of the annual meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                             SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely upon its review of copies of such reports received by it, or upon written representations obtained from certain reporting persons, the Company believes that its officers, directors, and stockholders who own more than ten percent of the Company's equity securities have complied with all Section 16(a) filing requirements.

                                 ANNUAL REPORTS

     The Annual Report of the Company to the shareholders for the fiscal year ended June 30, 1999, including financial statements, accompanies this Proxy Statement. Such financial statements are not incorporated herein by reference.

     A copy of the Company's Annual Report on Form 10-K (including financial statements thereto) for the fiscal year ended June 30, 1999 filed with the Securities and Exchange Commission will be provided without charge upon the written request of shareholders to Espey Mfg. & Electronics Corp., attention:
Investor Relations, 233 Ballston Avenue, Saratoga Springs, New York 12866. Copies of Exhibits to Form 10-K for the fiscal year ended June 30, 1999 will be provided upon request upon payment of a reasonable fee.

                         SHAREHOLDER PROPOSALS FOR 2000
                                 ANNUAL MEETING

     Any shareholder proposal which may be a proper subject for inclusion in the proxy statement and for consideration at the 2000 Annual Meeting must be received by the Company at its principal executive office no later than August 8, 2000, if it is to be included in the Company's 2000 proxy statement and proxy form.

                                  OTHER MATTERS

Proxy Solicitation

     The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.

Other Matters

     The Company is unaware of any other matter that will be brought before the meeting for action. If other matters should come before the meeting which require a shareholder vote, it is intended that the proxy holders will use their own discretion in voting on such other matters.

                                             By Order of the Board of Directors,

                                                      HOWARD PINSLEY
                                             President, Chief Executive Officer
                                                      and Treasurer


December 6, 1999
Saratoga Springs, New York

                                                                       EXHIBIT A

                         ESPEY MFG. & ELECTRONICS CORP.

                             2000 STOCK OPTION PLAN

                              ---------------------

1. Definitions. As used herein:

     (a) The word "Advisors" means advisors, consultants and other individual rendering or performing advisory, consulting or similar services to, on behalf of or for the benefit of the Corporation.

     (b)  The word  "Committee"  means the stock option  committee  described in
          Section 3 hereof.

     (c) The word "Corporation" means Espey Mfg. & Electronics Corp., a New York corporation.

     (d)  The word "Directors" means the board of directors of the Corporation.

     (e) The words "Fair Market Value" mean the value of the Shares as determined by the Committee on the date on which an Option is granted; provided, however, that if the Shares are listed or have trading privileges on a national securities exchange, the Fair Market Value shall be the mean between the high and low selling prices of the Shares on the last trading day before the date on which the Option is granted, or, if there are no sales on that date, the mean between the high and low selling prices on the next previous day on which sales were made.

     (f) The words "Incentive Stock Option" mean an Option granted to an Optionee under the Plan which is intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code.

     (g) The words "Internal Revenue Code" mean the Internal Revenue Code of 1986, as amended.

     (h) The words "Key Employees" mean any Key Employees of the Corporation or any parent or subsidiary of the Corporation who are selected by the Committee to receive Options as provided in Section 3 hereof.

     (i)  The words "Non-Qualified Stock Option" mean an Option granted.

     (j) The word "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

     (k) The words "Option Agreement" mean the Option Agreement an Optionee must sign upon receiving an Option under the Plan.


     (l) The word "Optionee" means a Key Employee, Director or other person holding an Option under the Plan.

     (m) The word "Plan" means the Espey Mfg. & Electronics Corp. 2000 Stock Option Plan, as herein set forth.

     (n) The word "Shares" means shares of the Corporation's common stock having a par value of $.33-1/3 per share.

2. Purposes. The purposes of the Plan are:

     (a) To encourage a sense of proprietorship on the part of those Key Employees, Directors, Advisors and other individuals who will be largely responsible for the continued growth of the Corporation;

     (b) To furnish Key Employees, Directors, Advisors and other individuals with further incentive to develop and promote the business and financial success of the Corporation; and

     (c) To induce Key Employees, Directors, Advisors and other individuals to continue in the service of or doing business with the Corporation, by providing a means whereby they may purchase stock in the Corporation under Options granted to them under the Plan.

3. Administration.

     (a) The Plan shall be administered by the Board of Directors or by a stock option Committee (the "Committee") consisting of not less than three
          (3) persons as the Directors shall select and whom the Directors may appoint and remove from time to time, and who shall serve at the pleasure of the Directors. The Directors may, from time to time, appoint members of the Committee in substitution for members previously appointed and fill vacancies, however caused, in the Committee. A majority of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of the Committee members present at a meeting of the Committee at which a quorum is present.

     (b)  Subject  to  the  express   provisions  of  the  Plan  and  any  other
          restrictions on shares subject to the Plan incorporated in any agreement to which the Company is a party, the Committee shall have full power and authority, in its discretion, to determine initially and from time to time when and to whom Options shall be granted and the number of Shares to be covered by each Option. Accomplishments of individuals in furthering the interests of the Corporation shall be the primary guide of the Committee in apportioning the number of Shares to be optioned pursuant to the Plan, but the Committee may take into consideration any position held by an Optionee, his or her compensation, and any other factors that the Committee may deem pertinent.

     (c) The Committee shall also have the power and authority to construe and interpret the Plan and the respective Option Agreements entered into hereunder, and to make all other determinations necessary or advisable for administering the Plan (subject, however, with respect to Incentive Stock Options, to the provisions of the Internal Revenue
          Code and the regulations issued thereunder). Without limiting the generality of the foregoing, subject to the limitations otherwise provided herein, the Committee shall have full and complete authority and discretion to prescribe the following terms and conditions with respect to Non-Qualified Stock Options which are granted under the Plan (which terms and conditions need not be identical among Optionees): (i) the number of Shares subject to, and the expiration date of, each Non-Qualified Stock Option; (ii) the purchase price of the Shares under each Non-Qualified Stock Option; (iii) the manner, time and rate of exercise of each Non-Qualified Stock Option; and (iv) the restrictions, if any, to be placed upon each Non-Qualified Stock Option or upon the Shares which may be issued upon the exercise of such Non-Qualified Stock Option. The determination of the Committee on all matters referred to in this section shall be final and conclusive.

     (d)  The Corporation shall pay all of the expenses  reasonably  incurred by
          the   Committee  in  the   administration   of  the  Plan,   including
          professional fees.

4. Eligibility.

     Incentive Stock Options may be granted only to persons who qualify for "incentive stock options" under applicable provisions of the Internal Revenue Code and the regulations promulgated thereunder. Subject to the foregoing, persons eligible to receive Stock Options under the Plan shall include all such Key Employees, Directors, Advisors and other individuals who are designated by the Committee.

5. Shares Subject to the Plan.

     (a) Overall Limits. The stock to be issued pursuant to Options granted under the Plan may be either the Corporation's authorized and unissued unregistered Shares or issued unregistered Shares heretofore or hereafter reacquired by the Corporation and held as treasury shares. Subject to adjustment made in accordance with Section 13 hereof, the total number of Shares which may be issued during the existence of the Plan shall not exceed One Hundred Fifty Thousand Shares (150,000). In the event any unexercised Options lapse or terminate for any reason, the Shares covered thereby may be optioned to other persons, and such lapsed or terminated Options shall not be considered in computing the maximum number of Shares that may be optioned in computing the maximum allowance for any individual.

     (b) Individual Limits. The aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan and all other incentive stock option plans maintained by the Corporation and any parent or subsidiary shall not exceed $100,000.

     (c) Stock Reserve. The Corporation shall at all times during the duration of the Plan reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

6. Exercise Price of Incentive Stock Options.

     The purchase price of the Shares under each Incentive Stock Option granted under the Plan shall be set by the Committee at the time the Incentive Stock Option is granted, but such price shall not be set at less than the Fair Market Value of the Shares which are purchasable under such Incentive Stock Option (determined in accordance with the applicable provisions of the Internal Revenue Code, including Section 422) at the time such Incentive Stock Option is granted. In the case of any individual who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or more than 10% of such stock and/or the stock of any parent or subsidiary of the Corporation), the exercise price shall be set at not less than one hundred ten percent (110%) of the Fair Market Value of the Shares which are purchasable under such Incentive Stock Option, and such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

7. Duration of Options.

     Each Option granted hereunder shall continue for such period as the Committee may determine, not to exceed ten (10) years from the date of its grant or issuance, unless sooner terminated under the provisions of Section 8 hereof. In the case of individuals accumulating more than 10% of the combined voting power of all classes of stock of the Corporation (or more than 10% of such stock and/or the stock of any parent or subsidiary of the Corporation), Incentive Stock Options shall continue for such period as the Committee may determine, not to exceed five (5) years from the date of their grant.

8. Termination of Incentive Stock Options.

     (a) Except as provided in subparagraphs 8(b), (c) and (d) (concerning death, disability and retirement), in the event of termination of the employment of an Optionee for any cause, whether by reason of resignation or discharge and regardless of whether such termination is with or without cause, each Incentive Stock Option previously granted such Optionee pursuant to the Plan shall terminate three (3) months after the date on which such employment terminated.

     (b) If any Optionee dies while employed by the Corporation, its parent or subsidiary, or within three (3) months thereafter, the duly appointed legal representative of such Optionee's estate may exercise any Incentive Stock Options granted under the Plan within three (3) months from the date that the Optionee was last employed.

     (c) If any Optionee becomes permanently and totally disabled (within the meaning as referenced in Section 422 of the Internal Revenue Code) while employed by the Corporation, its parent or subsidiary, such disabled Optionee may exercise all Incentive Stock Options granted to such Optionee under the Plan within twelve (12) months after the date that the Optionee was last employed.

     (d) If any Optionee shall retire at or after the normal retirement age, as the same may be established from time to time by the Directors, such retired Optionee may exercise all vested Incentive Stock Options granted to him or her under the Plan within three (3) months from the date that the Optionee was last employed.

9. Exercise of Options.

     (a) Subject to the following terms and conditions, Options may be exercised by written notice to the Corporation at its principal office (as of the date of this Plan, 233 Ballston Avenue, Saratoga Springs, New York 12866) and addressed to the attention of the President. Such notice shall specify the number of Shares to be purchased, and shall contain such further information as may be required by the terms of the Option Agreement entered into between the Corporation and the Optionee.

     (b) No Incentive Stock Option may be exercised by an Optionee unless at all times during the period beginning on the date of the granting of such Option and ending on the day not less than three (3) months before the date of such exercise the Optionee was an employee of the Corporation or a parent or subsidiary of the Corporation.

     (c) An Option may be exercised either at one time as to the total number of Shares covered thereby, or from time to time as to any portion thereof in units of twenty five (25) Shares or multiples thereof.

     (d) On the exercise of an Option, the Optionee shall make payment for the full purchase price of all Shares being purchased. Within thirty (30) days thereafter, the Corporation shall issue or cause to be issued a certificate or certificates evidencing the purchased Shares, which certificate(s) shall be delivered to the Optionee.

     (e) Subject to the limitations imposed by Sections 7 and 8 hereof, in the event of the death of an Optionee, any Incentive Stock Option or Options theretofore granted to such deceased Optionee may be exercised by the legal representatives of the estate of the Optionee or by the person or persons to whom the deceased Optionee's rights under any Incentive Stock Option or Options shall pass by will or the laws of descent and distribution.

10. Payment.

     Payment of the purchase price for Shares purchased under Options granted under the Plan shall be made in full in cash at the time of the exercise of the Option in the manner provided in Section 9 hereof. The Committee, in its discretion, may, with respect to any Options granted pursuant to the Plan, permit payment of the purchase price of the optioned stock by having the Corporation automatically apply the Share or Shares received upon the exercise of a portion of the Option to satisfy the exercise price for additional portions of the Option.

11. Incentive Stock Options Not Transferable.

     Incentive Stock Options granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee, may be exercised only by the Optionee.

12. Purchase of Shares for Investment; Additional Restrictions.

     (a) Investment Intent. Each Optionee and each other person who shall exercise an Option shall represent and agree in writing that all Shares purchased pursuant to such Option will be purchased for investment and not with a view to the distribution or resale thereof.

     (b) Limitations on Resale. Any Shares purchased upon exercise of an Incentive Stock Option granted under the Plan may not be sold or otherwise disposed of within two (2) years after the Incentive Stock Option was granted nor within one (1) year from the date Shares were issued and transferred to the Optionee pursuant to his or her exercise of the Incentive Stock Option, as provided in subparagraph 9(d) hereof.

13. Adjustment of Shares.

     In the event of a merger, consolidation, reorganization, recapitalization, reclassification of stock, stock divided, split-up or other change in the Corporation structure or capitalization of the Corporation affecting the Corporation's common stock as presently constituted, appropriate adjustments shall be made by the Directors in the aggregate number and kind of Shares subject to the Plan, the maximum number and kind of Shares for which Incentive Stock Options may be granted to any one employee and the price per Share for Shares subject to outstanding Options.

14. Registration or Qualification of Shares.

     Notwithstanding Section 5(a), each Option shall be subject to the condition that, if at any time the Committee shall determine in its discretion that the registration or qualification of the Shares covered thereby under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the delivery of Shares on the exercise thereof, no such Option may be granted or, if granted, delivery of Shares on the exercise thereof shall be deferred, until such registration or qualification shall have been effected.

15. Time of Granting Options.

     Neither anything contained in the Plan or in any resolution adopted or to be adopted by the Directors or the shareholders of the Corporation nor any action taken by the Committee shall constitute the granting of an Option. The granting of an Option shall take place only when a written Option Agreement shall have been duly executed and delivered by or on behalf of the Corporation and the Optionee.

16. Form of Option.

     The form of any Option Agreement granted pursuant to the Plan shall contain such terms and provisions (not inconsistent with the terms of the Plan or, in the case of Incentive Stock Options, with the provisions of Section 422 of the Internal Revenue Code and the regulations promulgated thereunder) as may be approved by the Committee.

17. Suspension, Amendment or Termination of Plan.

     (a) The Directors shall have the right, at any time, to suspend, amend or terminate the Plan.

     (b) Notwithstanding the foregoing, no amendment shall increase the total number of Shares that shall be the subject of the Plan or change the formula for determining the purchase price for the Shares subject to Option, unless duly approved by the holders of a majority of the issued and outstanding common stock of the Corporation.

     (c) No amendment shall be adopted which would cause Incentive Stock Options granted under the Plan to cease to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code.

     (d) No termination of the Plan or action by the Directors in amending or suspending the Plan shall affect or impair the rights of an Optionee under any Option previously granted under the Plan.

     (e) No Option may be granted under the Plan during any written suspension thereof or after the termination thereof.

18. Effective Date and Term of Plan.

     The Plan shall become effective at such time as it shall have been approved by a majority vote of both the Directors and the shareholders of the Corporation. The Plan shall continue in effect for a term of ten (10) years following such approval unless sooner terminated under Section 17 hereof.

          This proxy is solicited on behalf of the Board of Directors

                         ESPEY MFG. & ELECTRONICS CORP.

                                  Proxy for THE
                       1999 ANNUAL Meeting of SHAREHOLDERS
                                 January 4, 2000

The undersigned hereby appoints Howard Pinsley and Barry Pinsley as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 1999 Annual Meeting of Shareholders to be held on January 4, 2000 or any adjournment thereof.

1.   Election of Class C Directors

   [ ]  FOR all nominees listed below         [ ] WITHHOLD AUTHORITY
        (except as marked to the                  to vote for all nominees
         contrary below)                          listed below

   Paul J. Corr                  Barry Pinsley               Michael W. Wool

                Management recommends a vote FOR these nominees.

INSTRUCTION:To withhold authority to vote for any individual nominee, mark the "For" box above and write the nominee's name in the space provided below.

--------------------------------------------------------------------------------
2. Proposal to approve the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company.

     [ ] FOR                       [ ] AGAINST                 [ ] ABSTAIN

                 Management recommends a vote FOR this proposal.

3. Proposal to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 2,250,000 shares to 10,000,000 shares.

     [ ] FOR                       [ ] AGAINST                 [ ] ABSTAIN

                 Management recommends a vote FOR this proposal.

4.   Proposal to adopt the Company's 2000 Stock Option Plan

     [ ] FOR                       [ ] AGAINST                 [ ] ABSTAIN

                Management recommends a vote FOR this proposal.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                         Please be sure to sign and date
                          this Proxy in the box below.

                    ________________________________________
                                      Date

                    _________________________________________
                             Stockholder sign above

                    _________________________________________
                          Co-holder (if any) sign above

--------------------------------------------------------------------------------
       Detach here, sign, date and mail in postage paid envelope provided.

                         ESPEY MFG. & ELECTRONICS CORP.
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|                                                                              |
|    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED    |
|     HEREIN BY THE ABOVESIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS     |
|                 PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3  AND 4.            |
|                                                                              |
| Please sign exactly as name appears  hereon.  When shares are held by joint  |
| tenants,   both  should  sign.   When   signing  as   attorney,   executor,  |
| administrator, trustee or guardian, please give full title as such. If a | | corporation, please sign in full corporation name by President or other | | authorized officer. If a partnership, please sign in partnership name by |
|  authorized person.                                                          |
|                                                                              |
|  PLEASE  MARK,  SIGN,  DATE AND  RETURN THE PROXY  CARD  PROMPTLY  USING THE |
|  ENCLOSED ENVELOPE.                                                          |
|                                                                              |
--------------------------------------------------------------------------------